UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2023
Commission File Number: 1-35335

Groupon, Inc.
(Exact name of registrant as specified in its charter)

Delaware	27-0903295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

600 W Chicago Avenue	60654
Suite 400	(Zip Code)
Chicago
Illinois	(312)	334-1579
(Address of principal executive offices)	(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
    240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
    240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRPN	NASDAQ Global Select Market

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 406 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter)
Emerging growth company     ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2023, Dane Drobny, Chief Administrative Officer, General Counsel, and Corporate Secretary of Groupon, Inc. (the “Company”), notified the Company of his decision to resign his employment with the Company, effective February 24, 2023. As Mr. Drobny is resigning voluntarily from the Company, he will receive no benefits under his severance benefit agreement in connection with his resignation.

Following Mr. Drobny’s resignation, he will join the law firm of Winston & Strawn LLP and provide services to the Company as outside general counsel, until at least December 31, 2023, subject to the Company’s right to terminate such services at any time. As consideration for such services, the Company has agreed that (i) the 2023 pro rata portion of Mr. Drobny’s one-time cash retention bonus paid in January 2022, subject to a 36 month pro-rata clawback in the event of certain terminations of employment (the “Cash Bonus”), will be deemed to be fully earned by Mr. Drobny, (ii) the 2024 pro rata portion of the Cash Bonus will be deemed to be fully earned if Mr. Drobny continues to provide such services in 2024 on terms acceptable to the Company, Winston & Strawn LLP and Mr. Drobny and (iii) in accordance with the terms of the Company’s 2011 Incentive Plan, as amended, and his award agreements, Mr. Drobny will continue to vest in the applicable portion of his unvested equity awards previously granted by the Company for so long as he continues to provide such services.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits:
Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.
Date: February 16, 2023
By: /s/ Damien Schmitz Name: Damien Schmitz Title: Chief Financial Officer